Exhibit 10.3

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of November 11, 2022, and shall be effective as of the Closing (defined below), by and among (i) East Stone Acquisition Corporation, a British Virgin Islands business company (the “Company”), (ii) NWTN Inc., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), and (iii) the individuals and entities listed under Investors on the signature page hereto, (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of February 19, 2020 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Investors named therein with respect to the Company’s securities;

WHEREAS, on April 15, 2022, (i) the Company, (ii) Navy Sail International Limited, a British Virgin Islands company, in the capacity as the Purchaser Representative thereunder, (iii) Pubco, (iv) Muse Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), (v) Muse Merger Sub II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and (vi) ICONIQ Holding Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Iconiq”), entered into that certain Business Combination Agreement (as amended from time to time, including by the Amendment to Business Combination Agreement, dated September 28, 2022, and as further amended, in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (i) First Merger Sub will merge with and into Iconiq, with Iconiq continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “First Merger”), and (a) each Class A ordinary share of Iconiq issued and outstanding immediately prior to the effective time of the First Merger will automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Class A Ordinary Shares, along with a contingent right to receive additional Pubco Class A Ordinary Shares upon the occurrence of certain events set forth in the Business Combination Agreement, and (b) each Class B ordinary share of Iconiq issued and outstanding immediately prior to the effective time of the First Merger will automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Class B Ordinary Shares, and (ii) one business day following, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Company (the “Second Merger”), with the Company surviving the Second Merger as a wholly-owned subsidiary of Pubco and with the holders of the Company’s securities receiving substantially equivalent securities of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, concurrently with the Closing, the holders of Iconiq’s capital shares (the “Iconiq Shareholders”) and Pubco shall enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Iconiq Registration Rights Agreement”) for Pubco to grant the Iconiq Shareholders certain registration rights with respect to their “Registrable Securities” as defined therein (the “Iconiq Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares thereunder and the Iconiq Registration Rights Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended and binding on each party thereto when such amendment is executed in writing by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Class B Ordinary Shares issued by Pubco under the Business Combination Agreement to the security holders of the Company in the Second Merger for their Registrable Securities of the Company, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference to “holders of Registrable Securities” (or words to that effect) shall instead mean “Investors holding Registrable Securities” (or words to that effect) and “holders” as used in the context of holding Registrable Securities shall be a reference to “Investors” holding Registrable Securities.

(c) Section 2.1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.1 Request for Registration. At any time and from time to time on or after the date that the Company consummates a Business Combination, the holders of a majority-in-interest of such Private Units (or underlying Ordinary Shares), Working Capital Units (or underlying Ordinary Shares) or other Registrable Securities, as the case may be, held by the Investors, officers or directors of the Company or their affiliates, or the transferees of the Investors, may make a written demand for registration under the Securities Act of all or part of their Private Units (or underlying Ordinary Shares), Working Capital Units (or underlying Ordinary Shares) or other Registrable Securities, as the case may be (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify, in writing, all holders of Registrable Securities of the demand within thirty (30) days of the Company’s receipt of such demand, and each holder of Registrable Securities who wishes to include all or a portion of his, her or its Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such registration, including the holder(s) making the initial demand, a “Demanding Holder”) shall so notify the Company, in writing, within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1.4 and 3.5 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities. Notwithstanding anything in this Section 2.1 to the contrary, Company shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) days preceding the date of request for the Demand Registration, (ii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant this Section 2.1, or (iii) during any period (not to exceed one hundred eighty (180) days) following the closing of the completion of an offering of securities by the Company if such Demand Registration would cause the Company to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering.”

(d) Section 2.1.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten public offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwritten offering and the inclusion of such holder’s Registrable Securities in such underwritten offering to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration and reasonably acceptable to the Company.

(e) Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Pubco and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Pubco Ordinary Shares or other securities which Pubco desires to sell and the Pubco Ordinary Shares or other securities, if any, as to which Registration by Pubco has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Pubco who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Iconiq Securities for the account of any Persons who have exercised demand registration rights pursuant to the Iconiq Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i),(ii) and (iii), the Pubco securities registrable pursuant to the terms of the Unit Purchase Option issued to the representative of the underwriters of the Company’s initial public offering, or its designees, in connection with the Company’s initial public offering (the “Unit Purchase Option” and such registrable securities, the “Option Securities”) as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (v) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the Pubco Ordinary Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis.

(f) Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Pubco and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Ordinary Shares or other Pubco securities which Pubco desires to sell, taken together with the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Pubco, exceeds the Maximum Number of Securities, then Pubco shall include in any such registration:

(a) If the registration is undertaken for Pubco’s account: (i) first, the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, the Option Securities as to which registration has been requested pursuant to the Unit Purchase Option and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco Ordinary Shares or other securities for the account of the Demanding Holders and the Iconiq Securities for the account of any Persons who have exercised demand registration rights pursuant to the Iconiq Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, the Option Securities as to which registration has been requested pursuant to the Unit Purchase Option and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Iconiq Securities under the Iconiq Registration Rights Agreement: (i) first, the Iconiq Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Iconiq Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, the Option Securities as to which registration has been requested pursuant to the Unit Purchase Option and the Unit Purchase Options and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(d) If the registration is a “demand” registration undertaken at the demand of holders of Option Securities, (i) first, the Pubco Ordinary Shares or other securities for the account of the demanding holders of Option Securities, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, the Option Securities as to which registration has been requested pursuant to the Unit Purchase Option and the Unit Purchase Options and and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Securities; and

(e) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1, the holders of Option Securities or the holders of Iconiq Securities exercising demand registration rights under the Iconiq Registration Rights Agreement: (i) first, the Pubco Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, the Option Securities as to which registration has been requested pursuant to the Unit Purchase Option and the Iconiq Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Iconiq Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent Pubco or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(g) Section 2.2.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.4 Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or Form F-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, use its reasonable best efforts to effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.2.4: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.2.4 shall not be counted as Demand Registrations effected pursuant to Section 2.1.”

(h) Section 3.1.1. of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.1 Filing Registration Statement. The Company shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders of Registrable Securities included in such Registration Statement a certificate signed by the Chief Executive Officer, Chief Financial Officers or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of Pubco to disclose at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.”

(i) Section 3.1.3. of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.3 Notification. After the filing of any Registration Statement pursuant to this Agreement, any prospectus related thereto or any amendment or supplement to such Registration Statement or prospectus, the Company shall promptly, and in no event more than five (5) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within five (5) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information; and (v) the occurrence of an event requiring the preparation of a supplement or amendment to such Registration Statement or prospectus so that, after such amendment is filed or prospectus delivered to the purchasers of the securities covered by such Registration Statement, such Registration Statement or prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made), not misleading, and the Company shall promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, provided that such Investors and their legal counsel must provide any comments promptly (and in any event within five (5) Business Days) after receipt of such documents.” .”

(j) Section 3.1.5 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.5 State Securities Laws Compliance. The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action which would subject it to general service of processor taxation in any such jurisdiction where it is not then otherwise subject.”

(k) Section 3.1.6 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.6 Agreements for Disposition. The Company shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.”

(l) Section 3.1.7 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall reasonable cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.”

(m) Section 3.1.8 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.8 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement; provided that the Company may require execution of a reasonable confidentiality agreement prior to sharing any such information.”

(n) Section 3.1.9 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.9 Opinions and Comfort Letters. The Company shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.”

(o) Section 3.1.10 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.”

(p) Section 3.1.12 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $50,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.”

(q) Section 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv) or (v), or, in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or in the case of a resale registration on Form S-3 pursuant to Section 2.2.4 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4 or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.”

(r) Section 3.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.2.4, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities (including as required by Section 3.1.11); (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the reasonable fees and expenses (up to a maximum of $15,000 in the aggregate in connection with such registration) of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant document. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders in proportion to the number of Registrable Securities included in such offering for each such holder.”

(s) Section 3.4 of the Original Agreement is hereby amended by adding the following to the end thereof:

“Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by Company or the managing Underwriter.”

(t) Section 6.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part less the Company first provides Investors holding Registrable Securities at least ten (10) Business Days prior written notice; provided that no assignment or delegation by the Company will relieve the Company of its obligations under this Agreement unless Investors holding a majority-in-interest of the Registrable Securities provide their prior written consent, which consent must not be unreasonably withheld, delayed or conditioned. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2. Any additional holder of Registrable Securities may become party to this Agreement by executing and delivering a joinder to the Company and the Investors in form and substance reasonably satisfactory to the Company.”

(u) Section 6.3 of the Original Agreement is hereby amended to delete the address of the Company and provide that the following address shall be used for notices to Pubco or the Company thereunder:

If to Pubco or the Company to: NWTN Inc. No.76 Mu Nan Road, Heping District, Tianjin, China Attn: Baoji Su Telephone No.: +86 022-23303776 Email: ir@iconiqmotors.com with a copy (which will not constitute notice) to:

Linklaters LLP

1290 Avenue of the Americas

New York, NY 10104

Facsimile No.: +1 212 903 9100
Telephone No.: +1 212 903 9000

and a copy to:

Linklaters LLP

11th Floor, Alexandra House

Chater Road

Hong Kong SAR

Facsimile No.: +852 2810 8133
Telephone No.: +852 2842 4888

(v) Section 6.8 of the Original Agreement is hereby amended by adding the following sentence after the first sentence in Section 6.8:

“The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

3. Acknowledgement of Other Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, in connection with the Business Combination Agreement, Pubco has entered into the Iconiq Registration Rights Agreement with respect to the Iconiq Securities, and consent to the foregoing. The parties hereby further acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, the Company has granted resale registration rights to investors in a PIPE Investment (as defined in the Business Combination Agreement) in the subscription agreements with respect to the shares of Pubco ordinary shares to be purchased thereunder, and that nothing in the Registration Rights Agreement shall restrict the ability of Pubco to fulfill its resale registration obligations under the subscription agreements.

4. Effectiveness. This Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Sections 6.11 and 6.12 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Company:

EAST STONE ACQUISITION CORPORATION

By:	/s/ Xiaoma (Sherman) Lu
Name:	Xiaoma (Sherman) Lu
Title:	Chief Executive Officer

Pubco:

NWTN INC.

By:	/s/ Nan (Alan) Wu
Name:	Nan (Alan) Wu
Title:	Director

Investors:

/s/ Michael S. Cashel
Michael S. Cashel

/s/ Chunyi (Charlie) Hao
Chunyi (Charlie) Hao

/s/ Xiaoma (Sherman) Lu
Xiaoma (Sherman) Lu

/s/ Hua Mao
Hua Mao

/s/ Sanjay Prasad
Sanjay Prasad

/s/ Cheng Zhao
Cheng Zhao

/s/ William Zielke
William Zielke

{Signature Page to First Amendment to Registration Rights Agreement}

DOUBLE VENTURES HOLDINGS LIMITED

By:	/s/ Chunyi (Charlie) Hao
Name:	Chunyi (Charlie) Hao
Title:	Director

NAVY SAIL INTERNATIONAL LIMITED

By:	/s/ Chunyi (Charlie) Hao
Name:	Chunyi (Charlie) Hao
Title:	Director

I-BANKERS SECURITIES, INC.

By:	/s/ Shelley Leonard
Name:	Shelley Leonard
Title:	President

[Signature Page to First Amendment to Registration Rights Agreement]

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